UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 18, 2006
PROLINK HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-25007	65-0656268

(Commission File Number)	(IRS Employer Identification No.)

410 South Benson Lane, Chandler, AZ	85224

(Address of Principal Executive Offices)	(Zip Code)
(480) 961-8800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURE
Exhibit 10.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On July 18, 2006, the Company hired Michael S. Browne, CPA, as Chief Financial Officer to replace Barry Sullivan, upon announcing his resignation. Mr. Browne’s appointment as Chief Financial Officer and Mr. Sullivan’s resignation will be effective the day following the filing of the Company’s 10-QSB for the quarter ended June 30, 2006. Mr. Browne’s compensation as Chief Financial Officer will be as set forth on Exhibit 10.1 attached hereto and incorporated herein by reference.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     (b) On July 18, 2006, Mr. Sullivan announced his resignation as Chief Financial Officer in order to pursue other opportunities. Mr. Sullivan’s resignation was not related to any disagreement or dispute with the Company’s management. Mr. Sullivan’s resignation will become effective the day following the filing of the Company’s 10-QSB for the quarter ended June 30, 2006.
     (c) On July 18, 2006, Mr. Browne was hired as Chief Financial Officer of the Company to replace Mr. Sullivan who announced his resignation on such date. Mr. Browne’s appointment as Chief Financial Officer will become effective the day following the filing of the Company’s 10-QSB for the quarter ended June 30, 2006. There were no prior arrangements or understandings between Mr. Browne and any other person pursuant to which Mr. Browne was selected as the replacement Chief Financial Officer. There are no transactions to which the Company is a party and in which Mr. Browne had a material interest that are required to be disclosed under Item 404(a) of Regulation S-B. Mr. Browne has no familial relationship with any directors or executive officers of the Company.
     Prior to joining the Company, Mr. Browne was the Chief Financial Officer since March, 2005 of EaglePicher Commercial Power, Inc., an international provider of premier innovative power solutions to the commercial market place. Mr. Browne was instrumental in EaglePicher’s efforts to emerge from Chapter 11 bankruptcy, which occurred during the first half of 2006. Mr. Browne also previously served as President of Eagle Picher Horizon Batteries, Inc., an international joint venture. Prior to such time, Mr. Browne spent almost four years as Chief Financial Officer of Leica Microsystems Semiconductor, an international capital equipment manufacturer. Prior experiences include more than two years as Division Chief Financial Officer, Global Internet and Software Solutions Division, for Xerox Corporation and auditing duties for both Deloitte & Touche and BDO/Seidman.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2006	PROLINK HOLDINGS CORP.
	By:	/s/ Lawrence D. Bain
		Name:	Lawrence D. Bain
		Title:	President and Chief Executive Officer

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